UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(RULE 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

BEXIL INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒ ☐	No fee required. Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

BEXIL INVESTMENT TRUST
P.O. Box 4
Walpole, NH 03608

Walpole, NH
August 27, 2026
Dear Fellow Shareholders:
The Board of Trustees of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), has called a special meeting of shareholders to be held via a live webcast at meetnow.global/M7UGJY6 on October 8, 2026, at 11:00 a.m. Eastern Time, or any adjournments or postponements thereof (the “Meeting”).
The purpose of the Meeting is to seek shareholder approval of the proposals described in the enclosed proxy statement. As described in more detail in the enclosed proxy statement, shareholders of the Fund are being asked to (i) approve the reclassification of the Fund’s investment objective from a fundamental policy of the Fund (which may only be changed with the approval of shareholders) to a non-fundamental policy (which may be changed by the Board of Trustees of the Fund (the “Board”) without shareholder approval) (“Proposal 1”); and (ii) re-approve the subclassification of the Fund as a “non-diversified” fund (“Proposal 2”).
The proposed changes to the classification of the Fund’s investment objective and diversification subclassification are intended to provide the Fund with greater investment flexibility to pursue its investment strategies and/or respond to a changing regulatory and investment environment, and simplify compliance with applicable rules. If the proposed changes are approved, the Fund currently intends to change its investment objective to seeking “optimal total return” and operate as a non-diversified fund to provide enhanced clarity for shareholders as to the operations of the Fund. Any change in the Fund’s investment objective would not occur until at least 60 days after written notice to shareholders.
Enclosed you will find the Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card. These materials contain important information about the matters to be considered at the Meeting. We urge you to read them carefully. Then, please make sure to vote promptly.
Your vote is very important to us no matter how many Fund shares you own. The Board unanimously recommends that you vote “FOR” each proposal identified in the Notice of Special Meeting of Shareholders.
If you have any questions, please contact the Fund’s proxy solicitor, Georgeson LLC at 866-920-8675 . We appreciate your participation and prompt response regarding this important matter, and thank you for your continued support.

Sincerely,
Thomas Winmill President Bexil Investment Trust

YOUR VOTE IS IMPORTANT
Please sign, date, and return your proxies in the enclosed envelope at your earliest convenience. Delay may cause the Fund to incur additional expenses to solicit votes for the Meeting.

BEXIL INVESTMENT TRUST
P.O. Box 4
Walpole, NH 03608
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
August 27 2026
To the Shareholders of
Bexil Investment Trust:
NOTICE IS HEREBY GIVEN that a special meeting of the shareholders of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), will be held via a live webcast at meetnow.global/M7UGJY6 on October 8, 2026, at 11:00 a.m. Eastern Time, or any adjournments or postponements thereof (the “Meeting”), for the following purposes:
1.
To approve the reclassification of the Fund’s investment objective from a fundamental policy of the Fund (which may only be changed with the approval of shareholders) to a non-fundamental policy (which may be changed by the Board of Trustees of the Fund without shareholder approval).
2.
To re-approve the subclassification of the Fund as a “non-diversified” fund.
The Board of Trustees unanimously recommends that you vote “FOR” all of the proposals.  Only shareholders of record of the Fund as of the close of business on August 20, 2026 (the “Record Date”) are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. Shareholders may vote by completing and signing the enclosed Proxy Card and returning it in the postage paid envelope provided, or by following the instructions on the Proxy Card for voting via the Internet.

By Order of the Board of Trustees,
Russell Kamerman Secretary Bexil Investment Trust
Walpole, NH
* The Fund’s Internet address is included herein as a textual reference only. The information on the website is not incorporated by reference into this Notice of Special Meeting of Shareholders or Proxy Statement.
Important Notice regarding the Availability of Proxy Materials for the
Special Meeting of Shareholders to Be Held on October 8, 2026:
This Notice of Special Meeting of Shareholders, Proxy Statement, and a form of
Proxy Card are available at https://www.bexilinvestmenttrust.com/literature/proxy-statements

INSTRUCTIONS FOR SIGNING PROXY CARDS AND VOTING INSTRUCTION FORM
The following general rules for signing the proxy cards and voting instruction forms may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.
1.
Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card or voting instruction form.
2.
Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.
3.
All Other Accounts: The capacity of the individual signing the proxy card or voting instruction form should be indicated unless it is reflected in the form of registration. For example:
Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp., by [title of authorized officer]
(2) ABC Corp., c/o John Doe Treasurer	John Doe
(3) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee, u/t/d 12/28/98	Jane B. Doe
Custodian or Estate Accounts
(1) John B. Smith, Cust., f/b/o John B. Smith, Jr. UGMA or UTMA	John B. Smith
(2) Estate of John Doe, John B. Smith, Jr., Executor	John B. Smith, Jr., Executor

BEXIL INVESTMENT TRUST
P.O. Box 4
Walpole, NH 03608

PROXY STATEMENT
Special Meeting of Shareholders
to be Held on October 8, 2026
August 27, 2026
This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or the “Trustees”) of Bexil Investment Trust, a Delaware statutory trust (the “Fund”), to be voted at a special meeting of shareholders of the Fund to be held via a live webcast on October 8, 2026, at 11:00 a.m. Eastern Time, or any adjournments or postponements thereof (the “Meeting”).
We will not hold a physical, in-person meeting. Instead, the Meeting will be held in a virtual meeting format only using a webcast.
The Board has fixed the close of business on August 20, 2026 (the “Record Date”) as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement thereof. It is estimated that proxy materials will be mailed to shareholders as of the Record Date on or about August 27, 2026.
On the Record Date, 12,943,342 common shares of beneficial interest of the Fund, par value $0.01 per share (“common shares” or “shares”), were outstanding. Each outstanding share is entitled to one vote, and each fractional share is entitled to a proportional fractional vote, on each of the matters to be voted on at the Meeting. All properly executed and timely received proxies will be voted at the Meeting in accordance with the directions marked thereon or otherwise provided therein. If you properly execute and return your proxies but do not indicate any voting instructions, your shares will be voted “FOR” each proposal. Any shareholder may revoke a proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at P.O. Box 4, Walpole, NH 03608, by signing another proxy of a later date, or by personally voting at the Meeting.  Refer to Exhibit A for principal shareholders of the Fund. As of the Record Date, the Fund’s officers and Trustees directly owned in the aggregate less than 1% of the outstanding shares of the Fund.
A quorum for the Meeting will consist of the presence in person or by proxy of the holders of not less than one-third of the votes entitled to be cast at the Meeting. Whether or not a quorum is present at the Meeting, the chairman of the Meeting shall have the power to adjourn the Meeting from time to time, including to permit further solicitation of proxies, to a date not more than 150 days after the Record Date without further notice other than announcement at the Meeting. Abstentions will not have an impact on the chairman’s determination to adjourn the Meeting. At such adjourned Meeting at which a quorum is present, any business may be transacted which might have been transacted at the Meeting as originally notified.
Each of Proposal 1 and 2 requires approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class.  A “majority of the Fund’s outstanding voting securities” for this purpose and under the Investment Company Act of 1940, as amended (the “1940 Act”), means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
Properly executed proxies may contain instructions to abstain from voting (an “abstention”). The shares represented by abstentions will be considered present at the Meeting for purposes of determining the existence of a quorum for the transaction of business, but because approval of each proposal requires the affirmative vote of a majority of the Fund’s outstanding voting securities, abstentions will have the same practical effect as votes cast against each proposal. If a shareholder chooses not to provide any voting instructions, their shares will not be considered present at the Meeting for purposes of quorum, and will not be voted.

* The Fund’s Internet address is included herein as a textual reference only. The information on the website is not incorporated by reference into this Notice of Special Meeting of Shareholders or Proxy Statement.
IMPORTANT INFORMATION ABOUT YOUR VOTE
While we strongly encourage you to read the full text of this Proxy Statement, we also are providing the following brief overview in “Questions and Answers” format. If you have any questions about the Proxy Statement or how to vote your shares, please call the Fund’s proxy solicitor toll free at Georgeson LLC (“Georgeson”) at 866-920-8675.
Questions and Answers
Question:
What proposals will be acted upon at the Meeting?
Answer:
At the Meeting, you will be asked to (i) approve the reclassification of the Fund’s investment objective from a fundamental policy of the Fund (which may only be changed with the approval of shareholders) to a non-fundamental policy (which may be changed by the Board of Trustees of the Fund without shareholder approval) (“Proposal 1”), and (ii) re-approve the subclassification of the Fund as a “non-diversified” fund (“Proposal 2”).
Question:
How does the Board recommend that I vote?
Answer:
After careful consideration, the Board, including all those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Fund (the “Independent Trustees”), unanimously approved and recommends that you vote in favor of the proposals. The reasons for the Board’s recommendations are discussed in more detail in the Proxy Statement.
Question:
What are shareholders being asked to approve in Proposal 1?
Answer:
Shareholders are being asked to approve in Proposal 1 changing the Fund’s investment objective from a fundamental policy to a non-fundamental policy. “Fundamental” means that the Fund’s investment objective can only be changed with shareholder approval and “non-fundamental” means that the Board would be able to change the Fund’s investment objective in the future without shareholder approval, subject to providing at least 60 days’ prior written notice to the Fund’s shareholders.
The proposed change to the classification of the Fund’s investment objective is intended to provide the Fund with greater investment flexibility to pursue its investment strategies and/or respond to a changing regulatory and investment environment. If the proposed change is approved, the Fund currently intends to change its investment objective to seeking “optimal total return” to provide enhanced clarity for shareholders as to the operations of the Fund; however, any such change will not be effective until shareholders are provided with at least 60 days written notice. Bexil Advisers LLC (the “Investment Manager”) has advised the Board that if Proposal 1 is approved and the Fund adopts its new investment objective, the Investment Manager does not currently intend to materially change the manner in which it manages the Fund’s investment strategies, or to materially increase the Fund’s risk profile. Approval of Proposal 1 may result in diminution of shareholder control of the Fund.
 Question:
What are shareholders being asked to approve in Proposal 2?
Answer:
In 2017, shareholders approved changing the subclassification of the Fund from a “diversified” to “non-diversified” fund, as such term is defined in the 1940 Act. Under the 1940 Act, if the Fund does not operate as non-diversified within three years of shareholder approval, as is the case with the Fund, the Fund’s subclassification reverts back to “diversified.”
Although the Fund currently qualifies as diversified, the Fund is seeking shareholder re-approval of its subclassification to a non-diversified fund to simplify its compliance with applicable rules and to maintain the Fund’s flexibility to pursue its investment strategies. Accordingly, the Board has unanimously approved, and recommends that shareholders of the Fund re-approve, changing the subclassification of the Fund to a non-diversified fund. If the proposed change is approved, the Fund currently intends to operate as a non-diversified fund.

As a 1940 Act diversified fund, the Fund is required to invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund is able to invest in the securities of a single issuer. These limits apply at the time the Fund purchases a security although the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings, as is currently the case. As a 1940 Act non-diversified fund, the Fund would not be subject to these requirements.
If shareholders re-approve the subclassification of the Fund as a non-diversified fund, the Fund will be permitted to invest a higher percentage of its assets in a smaller number of companies or in any one issuer, and may have more risks than a diversified fund. For example, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. However, the Board believes that continuing to retain the flexibility to operate as a non-diversified fund would help the Fund maintain its ability to respond to future investment opportunities.
Question:
Will my vote make a difference?
Answer:
YES. Your vote is very important, no matter how many shares you own. We encourage all shareholders to participate.
Question:
What happens if shareholders do not approve one or both proposals?
Answer:
If a proposal fails to receive the requisite shareholder approval, it will not be implemented. With regard to Proposal 1, this means the Fund’s investment objective will remain a fundamental policy of the Fund that cannot be changed without shareholder approval.  With regard to Proposal 2, this means that the Fund will continue to seek to qualify as a diversified fund.
Question:
What other business will be discussed at the Meeting?
Answer:
No other business may be acted upon at the Meeting other than as described in this Proxy Statement. If any procedural matters related to the proposals described herein properly come before the Meeting, shares represented by proxies will be voted in the discretion of the person or persons holding the proxies. The Fund intends to exercise its discretionary authority with respect to any matter not properly presented at the Meeting.
Question:
How do I vote?
Answer:
You can authorize a proxy to vote your shares by going to the Internet address provided on the proxy card or voting instruction form and following the instructions. If you authorize a proxy to vote your shares via the Internet,  you will be asked to enter a unique code that has been assigned to you, which is printed on your proxy card or voting instruction form, as applicable. This code is designed to confirm your identity, provide access to the voting website and confirm that your voting instructions are properly recorded. Alternatively, if you received your proxy card by mail, you can authorize a proxy to vote your shares by signing and dating the proxy card and mailing it in the enclosed postage-paid envelope.
You may also vote at the meeting; however, even if you plan to attend the virtual meeting, we still encourage you to provide voting instructions by one of the methods discussed above. In addition, we ask that you please note the following:
If your shares in the Fund are registered in your name, you may attend and participate in the meeting at meetnow.global/M7UGJY6 by entering the control number found in the shaded box on your proxy card on the date and time of the meeting. You may vote during the meeting by following the instructions that will be available on the meeting website during the meeting.

If you are a beneficial shareholder of the Fund (that is if you hold your shares of the Fund through a bank, broker, financial intermediary or other nominee) you will not be able to vote at the virtual meeting unless you have registered in advance to attend the meeting. To register, you must submit proof of your proxy power (legal proxy) reflecting your Fund holdings along with your name and email address to Georgeson, the Fund’s tabulator. Obtaining a legal proxy may take several days. You may email an image of your legal proxy to shareholdermeetings@computershare.com. Requests for registration must be received no later than 5:00 p.m. (Eastern Time) three business days prior to the meeting date. You will receive a confirmation email from Georgeson (through Computershare) of your registration and a control number and security code that will allow you to vote at the meeting. Even if you plan to participate in the virtual meeting, please promptly follow the enclosed instructions to submit voting instructions via the Internet. Alternatively, you may submit voting instructions by signing and dating the proxy card and voting instruction form you receive, and returning it in the accompanying postage-paid return envelope.
Question:
How can I attend the Meeting?
Answer:
While it is not necessary for you to attend the Meeting to vote your shares, shareholders may attend by visiting the website listed above. To participate in the Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. During the Meeting, you will participate in an audio webcast as a “listen only” participant.
Question:
What number should I call if I have questions?
Answer:
Please call the Fund’s proxy solicitor toll free at Georgeson LLC at 866-920-8675 with any questions.

PROPOSAL 1: To approve THE RECLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE FROM a fundamental policy TO A non-FUNDAMENTAL POLICY

Currently, the Fund’s primary investment objective is to seek high current income, with capital appreciation as a secondary objective. This investment objective of the Fund is currently a fundamental policy. The Board recommends that shareholders of the Fund approve the reclassification of the Fund’s investment objective from a fundamental policy to a non-fundamental policy. “Fundamental” means that the Fund’s investment objective can only be changed with shareholder approval and “non-fundamental” means that the Board would be able to change the Fund’s investment objective in the future without shareholder approval, subject to providing at least 60 days’ prior written notice to the Fund’s shareholders.
The proposed change to the classification of the Fund’s investment objective is intended to provide the Fund with greater investment flexibility to pursue its investment strategies and/or respond to a changing regulatory and investment environment. If the proposed change is approved, the Fund currently intends to change its investment objective to seeking “optimal total return” to provide enhanced clarity for shareholders as to the operations of the Fund. The Investment Manager has advised the Board that if Proposal 1 is approved and the Fund adopts its new investment objective, the Investment Manager does not currently intend to materially change the manner in which it manages the Fund’s investment strategies, or to materially increase the Fund’s risk profile. Approval of Proposal 1 may result in diminution of shareholder control of the Fund. If Proposal 1 is approved by shareholders, the proposed change in investment objective (and any future changes) will not take effect until shareholders have been provided with at least 60 days’ prior written notice thereof.
THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

Vote Required

Proposal 1 requires approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class.  A “majority of the Fund’s outstanding voting securities” for this purpose and under the 1940 Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

PROPOSAL 2: TO re-approve the subclassification of the Fund as a “non-diversified” fund

In 2017, shareholders approved changing the subclassification of the Fund from a “diversified” to “non-diversified” fund, as such term is defined in the 1940 Act. Under the 1940 Act, if the Fund does not operate as non-diversified within three years of shareholder approval, as is the case with the Fund, the Fund’s subclassification reverts back to “diversified.”
Although the Fund currently qualifies as diversified, the Fund is seeking shareholder re-approval of its subclassification to a non-diversified fund to simplify its compliance with applicable rules and to maintain the Fund’s flexibility to pursue its investment strategies. Accordingly, the Board has unanimously approved, and recommends that shareholders of the Fund re-approve, changing the subclassification of the Fund to a non-diversified fund.
If shareholders re-approve the subclassification of the Fund as a non-diversified fund, the Fund will be permitted to invest a higher percentage of its assets in a smaller number of companies or in any one issuer, and may have more risks than a diversified fund. For example, investing a larger percentage of the Fund’s assets in any one issuer could increase the Fund’s risk of loss and its share price volatility because the value of its shares would be more susceptible to adverse events affecting that issuer. However, the Board believes that continuing to retain the flexibility to operate as a non-diversified fund would help the Fund maintain its flexibility to respond to future investment opportunities.

As a general matter, the Board believes that operating the Fund as non-diversified provides the Investment Manager flexibility in implementing the Fund’s investment strategies. Further, it enables the Investment Manager to focus the Fund’s investments on those securities that it believes may assist the Fund pursue its investment objective, although the Investment Manager’s investment choices represent its subjective determinations and it may not accurately assess the investment prospects of a particular security.
Shareholder approval of Proposal 2 would enable the Fund to operate as a non-diversified fund, which means that it would not be limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. As a result, the Fund may hold a smaller number of issuers than if it were diversified. Investing in a non-diversified fund could involve more risk than investing in a fund that holds a broader range of securities because the Fund’s net asset value may be more vulnerable to changes in the market value of a single issuer or group of issuers and may be relatively more susceptible to adverse effects from any single corporate, industry, economic, market, political, or regulatory occurrence.
The Board believes that this investment flexibility may provide opportunities, however, to enhance the Fund’s performance, although investing a larger percentage of the Fund's assets in any one issuer could increase the Fund’s risk of loss and its share price volatility, because the value of its shares would be more susceptible to adverse events affecting that issuer. If the Fund takes a larger position in an issuer that subsequently has an adverse return, the Fund may have a greater loss than it would have had if it had more diversified its investments. The Investment Manager may use this investment flexibility for the Fund to take larger positions in the securities of a single issuer when it believes the investment opportunity may justify the risks involved.
If the Fund’s shareholders approve this proposal, the Fund has a current intent to operate as a non-diversified fund, although it may operate as non-diversified or it may not, depending on the investment opportunities available to the Fund. The Fund intends to operate as non-diversified when it believes, as it does currently, it would be in shareholders’ best interests to do so; provided, that if the Fund does not operate as non-diversified within three years of shareholder approval, 1940 Act rules will require the Fund to again seek shareholder approval to operate as non-diversified.
If shareholders do not approve Proposal 2, the Fund will continue to seek to qualify as a diversified fund and may seek shareholder approval to change its subclassification to a non-diversified fund at a subsequent meeting of shareholders. As a 1940 Act diversified fund, the Fund is required to invest at least 75% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 25% of its total assets, there is no limit on the amount of assets the Fund is able to invest in the securities of a single issuer. These 1940 Act limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or repurchase agreements collateralized by any of such obligations. These limits apply at the time the Fund purchases a security although the Fund may exceed these limits if positions it already holds increase in value relative to the rest of the Fund’s holdings, as is currently the case. As a 1940 Act non-diversified fund, the Fund would not be subject to these requirements.
The Fund’s current intention, however, is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”) and be subject to its diversification rules. These rules provide that, to maintain favorable tax treatment, the Fund must invest at least 50% of its total assets so that no more than 5% of its total assets is invested in the securities of any issuer, and so that it holds no more than 10% of the outstanding voting securities of any issuer. With respect to the remaining 50% of its total assets, the Fund is limited to investing 25% in the securities of a single issuer. These limits apply only as of the end of each quarter of the Fund’s fiscal year, so the Fund may actually have a higher concentration in an issuer during periods between the ends of its fiscal quarters. Like the 1940 Act limits, the Code limits do not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or repurchase agreements collateralized by any of such obligations.
The following is a hypothetical situation which seeks to illustrate how operating the Fund as a non-diversified fund gives the Investment Manager more flexibility in implementing the Fund’s investment strategies. This hypothetical situation is used for illustration purposes only.

As described above, a 1940 Act diversified fund, with respect to 25% of its total assets (the “diversified fund basket”), may invest more than 5% of its total assets in one or more issuers. For example, assume that a 1940 Act diversified fund’s portfolio includes, among other securities, securities of three fictional companies: GlobalCo, WorldCo, and USCo. At the time the 1940 Act diversified fund purchased securities of these companies, the companies made up the diversified fund basket. Assume, for purposes of this example, that the 1940 Act diversified fund purchased GlobalCo at $5 per share and GlobalCo increases in value to $20 per share so that, combined with WorldCo and USCo, these three holdings now exceed 25% of the 1940 Act diversified fund’s total assets. As described above, the 1940 Act diversified fund may exceed the 25% limit because when it purchased securities of these companies, they made up (no more than) the diversified fund basket. However, the 1940 Act diversified fund cannot now take a larger position in GlobalCo, WorldCo or USCo because a 1940 Act diversified fund cannot add any more to the diversified fund basket. The same issue arises if the other holdings decrease in price so that the securities in the diversified fund basket then exceed 25% of the 1940 Act diversified fund’s total assets. If, however, shareholders re-approve the Fund’s subclassification as a 1940 Act non-diversified fund, the Fund would be able to take a larger position in any of the companies in this hypothetical situation because the Fund would not be constrained by the diversified fund basket. If the prices of the holdings in the hypothetical situation described above were to decrease, such that they became a smaller relative portion of the 1940 Act diversified fund’s portfolio (i.e., the three securities fell to 15% or 20% of the Fund’s total assets), the 1940 Act diversified fund’s diversification limits would not apply. As of June 4, 2026, approximately 43% of the Fund’s total assets were in the diversified fund basket. Investing a larger percentage of the Fund’s assets in any one issuer carries certain risks, as described above.

THE BOARD OF TRUSTEES, INCLUDING ALL OF THE INDEPENDENT TRUSTEES,
UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS OF THE FUND
VOTE “FOR” APPROVAL OF THIS PROPOSAL.

Vote Required

Proposal 2 requires approval of the holders of a majority of the Fund’s outstanding voting securities, voting as a single class.  A “majority of the Fund’s outstanding voting securities” for this purpose and under the 1940 Act means the lesser of (1) 67% or more of the Fund’s shares present at a meeting if more than 50% of the outstanding shares of the Fund are present and represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.
ADDITIONAL INFORMATION
Section 16(a) Beneficial Ownership Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), and Section 30(h) of the 1940 Act in combination require the Fund’s Trustees, officers, Investment Manager, affiliates of the Investment Manager, and persons who beneficially own more than 10% of the Fund’s outstanding securities (collectively, “Reporting Persons”), to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish the Fund with copies of all such filings. Based on the Fund’s review of Forms 3 and 4 and amendments thereto furnished to the Fund during its most recent fiscal year and Forms 5 and amendments thereto furnished to the Fund with respect to its most recent fiscal year, the Fund believes that the Reporting Persons complied with the filing requirements of Section 16(a) of the 1934 Act.
No Dissenters’ Rights
Shareholders have no rights under applicable law or the Fund’s Amended and Restated Agreement and Declaration of Trust, as amended (the “DOT”), and Bylaws, as amended (the “Bylaws” and together with the DOT, the “Governing Documents”) to exercise dissenters’ rights of appraisal with respect to the matters to be voted upon at the Meeting.

Submission Deadlines for Shareholder Proposals
The Fund does not hold shareholder meetings, except to the extent that such meetings may be required under the 1940 Act or state law and only such business shall be conducted at a special meeting of shareholders as shall have been brought before the meeting pursuant to the Fund’s notice of meeting.  In the event the Fund calls a special meeting of shareholders for the purpose of electing one or more individuals to the Board of Trustees, any such shareholder may nominate an individual or individuals (as the case may be) for election as a Trustee as specified in the Fund’s notice of meeting, if the shareholder’s notice required by the Fund’s Bylaws, Article II, Section 12, shall be delivered to the Secretary at the principal executive office of the Fund not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of the 90th day prior to such special meeting or the tenth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Trustees to be elected at such meeting. Shareholders who wish to submit proposals for inclusion in the Fund’s proxy statement pursuant to Rule 14a-8(e)(2) of the 1934 Act for a subsequent shareholder meeting should send their written proposals to the Fund’s Secretary at the address set forth on the cover of this Proxy Statement within a reasonable time before the Fund begins to print and send its proxy materials.   Any shareholder proposal that is not submitted before the Fund sends out its proxy materials will be considered untimely and will not be included in the proxy materials.
The foregoing description of the procedures for a Fund shareholder properly to make a nomination for election to the Board or to propose other business for the Fund is only a summary and is not complete. The submission by a shareholder of a proposal for inclusion in the proxy statement or presentation at the Meeting does not guarantee that it will be included or presented. Shareholder proposals are subject to certain requirements under the federal securities laws and Delaware law and must be submitted in accordance with the Fund’s Governing Documents, the Nominating Committee Charter and Appendix A thereto, the Conflicts of Interest and Corporate Opportunities Policy, adopted by the Board on May 8, 2012, as subsequently amended or modified, and other applicable laws and/or documents. Copies of the Fund’s Governing Documents, including the provisions which concern the requirements for shareholder nominations and proposals, and the provisions which concern the eligibility of a shareholder to make a nomination or proposal of other business, are available on the Fund’s website at www.BexilInvestmentTrust.com. The Fund will also furnish, without charge, a copy of its Governing Documents to a shareholder upon request, which may be requested by writing to the Fund’s Secretary at the address set forth on the cover of this Proxy Statement. Any shareholder considering making a nomination or other proposal should carefully review and comply with the applicable provisions of the Fund’s Governing Documents.
Proposals should be mailed to the Fund, to the attention of the Fund’s Secretary at the address set forth on the cover of this Proxy Statement.
Shareholder Communications with the Board of Trustees
The Board has adopted a process for shareholders to send communications to the Board. To communicate with the Board or an individual Trustee, a shareholder must send a written communication to the Fund’s principal office at the address listed in the Notice of Special Meeting of Shareholders accompanying this Proxy Statement, addressed to the Board or the individual Trustee. Such communications must be signed by the shareholder and identify the number of shares held by the shareholder. All shareholder communications received in accordance with this process will be forwarded to the Board or the individual Trustee. Any shareholder proposal submitted pursuant to Rule 14a-8 under the 1934 Act must meet all the requirements of Rule 14a-8.
Expense of Proxy Solicitation
Certain officers of the Fund and certain officers and employees of the Investment Manager or its affiliates (none of whom will receive additional compensation therefore) may solicit proxies personally or electronic communication. Brokerage houses, banks and other fiduciaries may be requested to forward proxy solicitation material to their principals to obtain authorization for the execution of proxies, and will be reimbursed by the Fund for such out-of-pocket expenses. The Fund has retained Georgeson as its proxy solicitor for which the Fund will pay $4,000, plus reimbursement of out-of-pocket expenses.

Investment Manager
The address of the Investment Manager is P.O. Box 4, Walpole, NH 03608. The Investment Manager furnishes certain investment management and other services to the Fund as provided in an investment management agreement.

Shareholder Reports
The Fund prepares and mails to its shareholders financial reports, normally on a semi-annual basis. The Fund will furnish to shareholders upon request, without charge, copies of its annual report and most recent semi-annual report succeeding the annual report, if any, to any shareholder upon request. Requests for such annual report should be directed to the Fund at P.O. Box 4, Walpole, NH 03608 or by telephone to 855-411-6432. Copies can also be obtained by visiting our website at www.BexilInvestmentTrust.com.   Copies of our annual and semi-annual reports are also available on the EDGAR Database on the SEC’s website at www.sec.gov.
Householding
One document (e.g., an annual or semi-annual report, or set of proxy soliciting materials) may be delivered to multiple shareholders at the same address unless you request otherwise. You may request that we deliver separate copies, a single copy (if multiple copies are received at the same address), and/or additional copies of these documents by calling toll free 855-411-6432 or writing to the Fund at P.O. Box 4, Walpole, NH 03608.
OTHER BUSINESS
The Fund’s Bylaws provide that the only matters that may be acted on at the Meeting are those stated in the Notice of Special Meeting of Shareholders, except as required by applicable law. Accordingly, other than such matters, no other business may properly come before the Meeting. If any such matters requiring a vote of shareholders should arise, the persons named as proxies will vote on such procedural matters in accordance with their discretion.

EXHIBIT A
PRINCIPAL SHAREHOLDERS
A principal shareholder is any person or entity who owns of record or beneficially 5% or more of the outstanding shares of the Fund. A control person is any person or entity who owns beneficially or through controlled companies more than 25% of the outstanding shares of the Fund or acknowledges the existence of control. A control person possesses the ability to control the outcome of matters submitted for shareholder vote by the Fund.
As of the Record Date, the Fund is not aware of any person or “group” (as that term is used in Section 13(d)(3) of the 1934 Act, and the rules and regulations promulgated thereunder and exemptions granted therefrom), owning beneficially 5% or more of the Fund’s outstanding shares, except as follows:
Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percentage of Outstanding Shares
Bexil Securities LLC	879,274.60 (2)	6.8%
Bexil Advisers LLC	684,699.31(3)	5.3%
Bexil Corporation	1,589,351.71(4)	12.3%
Midas Securities Group, Inc.	1,651,603.71(5)	12.8%
Winmill & Co. Incorporated	1,976,185.71(6)	15.3%
Winmill Family Trust	1,976,185.71(7)	15.3%
Mark Winmill	1,976,185.71(8)	15.3%
Thomas Winmill	2,027,263.71(9)	15.7%
William Winmill	1,985,885.71(10)	15.3%

(1)
Unless otherwise noted, the address of each person is P.O. Box 4, Walpole, NH 03608.
(2)
Bexil Securities LLC (“Bexil Securities”) has direct beneficial ownership of these shares.
(3)
Bexil Advisers LLC (“Investment Manager”) has direct beneficial ownership of these shares.
(4)
Bexil Corporation (“Bexil Corp.”) has direct beneficial ownership of 25,377.80 shares, which is less than 1% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the sole member of Bexil Securities and the Investment Manager.
(5)
Midas Securities Group, Inc. (“Midas Securities”) has direct beneficial ownership of 62,252 shares, which is less than 1% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the owner of approximately 11.79% of the outstanding shares of Bexil Corp.
(6)
Winmill & Co. Incorporated (“Winco”) has direct beneficial ownership of 324,582 shares, which is 2.5% of the outstanding shares of the Fund, and may be deemed to have indirect beneficial ownership of the remaining shares by being the owner of all the outstanding shares of Midas Securities.
(7)
The Winmill Family Trust (“Trust”) may be deemed to have indirect beneficial ownership of these shares by being the owner of all of the voting stock of Winco.
(8)
Mark Winmill is a trustee of the Trust and may be deemed to have indirect beneficial ownership of these shares, as a result of his status as a trustee of the Trust and a controlling person of Winco, and Midas Securities. Mr. Mark Winmill disclaims beneficial ownership of these shares.
(9)
Thomas Winmill has direct beneficial ownership of 51,078 shares, which is less than 1% of the outstanding shares of the Fund, and he may be deemed to have indirect beneficial ownership of the remaining shares, of which he disclaims beneficial ownership, by being a trustee of the Trust and a controlling person of Winco, Midas Securities, and Bexil Corp.
(10)
William Winmill has direct beneficial ownership of 9,700 shares, which is less than 1% of the outstanding shares of the Fund, and he may be deemed to have indirect beneficial ownership of the remaining shares, of which he disclaims beneficial ownership, by being a trustee of the Trust and a director of Winco and Bexil Corp.
All of the foregoing entities and persons intend to vote their shares of the Fund in favor of the proposals.

BEXIL INVESTMENT TRUST
PO Box 43131
Providence, RI 02940-3131

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VOTE AT THE VIRTUAL MEETING
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To participate in the Virtual Meeting, enter the 14-digit control number from the shaded box on this card.

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PROXY CARD

**THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF BEXIL INVESTMENT TRUST.** The undersigned shareholder(s) of Bexil Investment Trust, a Delaware statutory trust (the "Fund"), hereby appoint(s) Thomas B. Winmill and Russell Kamerman, and each of them as proxies, each with the power to appoint their substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all of the shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to held at via a live audio webcast at **meetnow.global/M7UGJY6** on October 8, 2026 at 11:00 a.m. Eastern Time, and any adjournments, postponements or delays thereof. To participate in the Virtual Meeting enter the 14-digit control number from the shaded box on this card. The undersigned hereby acknowledges receipt of the Notice of the Special Meeting and the accompanying Proxy Statement, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to such Special Meeting.

**THIS PROXY CARD WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY CARD WILL BE VOTED "FOR" PROPOSALS 1 AND 2. THE PROXIES ARE AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE SPECIAL MEETING OR ANY ADJOURNMENTS, POSTPONEMENTS OR DELAYS THEREOF.**

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THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD. THE BOARD RECOMMENDS VOTING "FOR" EACH PROPOSAL.

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A Proposals

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